Exhibit 10.4

FORM OF STOCK SUBSCRIPTION AGREEMENT

This Stock Subscription Agreement (“Subscription”) is dated _________________, 20_____, by and between the investor identified on the signature page hereto (“Investor”) and Blue Water Global Group, Inc., a Nevada corporation (“Blue Water”), whereby the parties agree as follows:

1.

Subscription.

Investor agrees to buy and Blue Water agrees to sell and issue to Investor such number of shares of Blue Water common stock, $0.001 par value, (“Shares”) as set forth on the signature page hereto for an aggregate purchase price equal to the product of (x) the aggregate number of Shares the Investor has agreed to purchase and (y) the purchase price per Share (“Purchase Price”) as set forth on the signature page hereto.  The Purchase Price of the Shares is set forth on the signature page hereto.

The Shares have been registered on a Registration Statement on Form S-1, Registration No. 333-200306 (“Registration Statement”).  The Registration Statement has been declared effective by the Securities and Exchange Commission (“Commission”) and is effective on the date hereof.  A final prospectus supplement will be delivered to the Investor as required by law.  In subscribing to the Shares, Investor agrees that Investor has conducted substantive due diligence with respect to Blue Water and the Shares including, without limitation, reviewing in detail the Registration Statement (including Exhibits thereto) and discussing the proposed business and activities of Blue Water with management.  In addition, Investor understands that there is a high degree of risk in subscribing to the Shares and that Investor may lose the entire investment in the Shares.

The completion of the purchase and sale of the Shares (“Closing”) shall take place at a place and time (“Closing Date”) to be specified by Blue Water and ACAP Financial, Inc. (“Placement Agent”), in accordance with Rule 15c6-1 promulgated under the Securities Exchange Act of 1934, as amended (“Exchange Act”).  Upon satisfaction or waiver of all the conditions to closing set forth in the Subscription, at the Closing, (i) the Investor shall pay the Purchase Price by wire transfer of immediately available funds to Blue Water’s bank account per wire instructions provided by Blue Water, and (ii) Blue Water shall cause the Shares to be delivered to the Investor with delivery of the Shares to be made through the facilities of The Depository Trust Company’s DWAC system in accordance with the instructions set forth on the signature page attached hereto under the heading “DWAC Instructions” (or, if requested by the Investor on the signature page attached hereto, through the physical delivery of certificate(s) evidencing the Shares to the residential or business address indicated thereon).

2.

Miscellaneous.

This Subscription may be executed in any number of counterparts, all of which taken together shall constitute one and the same instrument and shall become effective when counterparts have been signed by each party and delivered to the other parties hereto, it being understood that all parties need not sign the same counterpart.  Execution may be made by delivery by facsimile or via electronic format.

All communications hereunder, except as may be otherwise specifically provided herein, shall be in writing and shall be mailed, hand delivered, sent by a recognized overnight courier service such as Federal Express, or sent via facsimile and confirmed by letter, to the party to whom it is addressed at the following addresses or such other address as such party may advise the other in writing:

To Blue Water:

To Investor:

202 Osmanthus Way

Canton, GA  30114

All notices hereunder shall be effective upon receipt by the party to which it is addressed.

[Signature Page to Follow]

SIGNTAURES

If the foregoing correctly sets forth our agreement, please confirm this by signing and returning to us the duplicate copy of this Subscription.

BLUE WATER GLOBAL GROUP, INC.

By:

Name:

Title:

Number of Shares:

Purchase Price (per Share): $[___]

Aggregate Purchase Price: $

INVESTOR:

By:

Name:

Title:

Select method of delivery of Shares:

DWAC DELIVERY

Name of DTC Participant (Broker-Dealer at which the account or

Accounts to be credited with the Shares are maintained):

DTC Participant Number:

Name of Account at DTC Participant being credited

with the Shares:

Account Number at DTC Participant being credited

with the Shares:

PHYSICAL DELIVERY OF CERTIFICATES

Name in which Shares should be issued:

Address for delivery:

Telephone No.: